SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2016

BioMarin Pharmaceutical Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-26727	68-0397820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Lindaro Street, San Rafael, California		94901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 506-6700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2016, BioMarin Pharmaceutical Inc. (“BioMarin” or the “Company”) held the 2016 Annual Meeting of the Stockholders (the “Annual Meeting”) at the Company’s offices in the Tamalpais Room, 750 Lindaro Street, San Rafael, California 94901. A total of 162,292,817 shares of common stock were entitled to vote as of April 11, 2016, the record date for the Annual Meeting. There were 150,532,909 shares of common stock present in person or represented by proxy at the Annual Meeting, at which the stockholders were asked to vote on four (4) proposals, each of which is described in more detail in BioMarin’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 25, 2016 (the “Proxy Statement”). Set forth below are the matters acted upon by the stockholders, and the final voting results of each such proposal.

Proposal 1: Election of Directors

Directors Elected	Vote For	Withheld	Broker Non-Votes
Jean-Jacques Bienaimé	135,239,362	4,113,841	11,179,706
Michael Grey	138,436,553	916,650	11,179,706
Elaine J. Heron, Ph.D.	138,113,561	1,239,642	11,179,706
V. Bryan Lawlis, Ph.D.	138,815,792	537,411	11,179,706
Alan J. Lewis	137,791,412	1,561,791	11,179,706
Richard A. Meier	138,899,341	453,862	11,179,706
David Pyott	138,865,520	487,683	11,179,706
Dennis J. Slamon, M.D., Ph.D.	138,895,431	457,772	11,179,706

Based on the votes set forth above, BioMarin’s stockholders elected each of the eight nominees set forth above to serve as a director of BioMarin until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

Proposal 2: Advisory Vote on the Compensation of the Company’s Named Executive Officers

The advisory (non-binding) vote to approve the compensation of BioMarin’s named executive officers, as set forth in the Proxy Statement, received the following votes:

For	Against	Abstain	Broker Non-Votes
120,990,088	18,299,187	63,928	11,179,706

Based on the votes set forth above, BioMarin’s stockholders approved, on an advisory basis, the compensation of BioMarin’s named executive officers, as set forth in the Proxy Statement.

Proposal 3: Ratification of the Selection of Independent Registered Public Accounting Firm

The ratification of the selection of KPMG LLP as BioMarin’s independent registered public accounting firm for the fiscal year ending December 31, 2016, as set forth in the Proxy Statement, received the following votes:

For	Against	Abstain
149,900,460	526,606	105,843

Based on the votes set forth above, BioMarin’s stockholders ratified the selection of KPMG LLP as BioMarin’s independent registered public accounting firm to serve for the year ending December 31, 2016.

Proposal 4: Shareholder Proposal Requesting that BioMarin Issue a Sustainability Report

The shareholder proposal requesting that BioMarin issue a sustainability report, as set forth in the Proxy Statement, received the following votes:

For	Against	Abstain	Broker Non-Votes
37,388,020	85,713,521	16,251,66	11,179,706

Based on the votes set forth above, BioMarin’s stockholders voted against the shareholder proposal requesting that BioMarin issue a sustainability report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: June 10, 2016	By:	/s/ G. Eric Davis
G. Eric Davis Executive Vice President, General Counsel